Exhibit 10.18
CANEUM, INC.
AMENDMENT NO. 2
TO
CONSULTING AGREEMENT
This Second Amendment (the “Amendment”), entered into this 23rd day of April 2007, is to the Consulting Agreement effective December 31, 2006, as amended April 4, 2007, (the "Agreement”) by and between Caneum, Inc. United States (“Caneum”) and Burdock Inc., a Saint Vincent & the Grenadines company (“Consultant”).
RECITALS:
WHEREAS, the parties desire to amend the compensation arrangements under the Agreement; and
WHEREAS, the parties desire to amend the Agreement as provided herein;
NOW, THEREFORE, pursuant to §15 of the Agreement, the parties hereto mutually agree to amend the Agreement as follows:
1. Amendment to Stock Signing Bonus. Paragraph (i) of §8.2 is hereby eliminated in its entirety.
2. Remainder of Agreement. Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which Caneum may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.
3. Incorporation by Reference. The terms of the Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment the respective day and year set forth below to be effective as of the day and year first written above.

CANEUM:	CANEUM, INC.
Date: April 23, 2007	By:	/s/ Suki Mudan
		Name:	Suki Mudan
		Title:	President

CONSULTANT:	BURDOCK INC.
Date: April 25, 2007	By:	Scapa Directors Inc
		Name:	Scapa Directors Inc.
		Title:	Director, BURDOCK

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